CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (Parenthetical) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Foreign currency translation adjustment, taxes		¥ 0	¥ 0	¥ 0
Share-based compensation expense	$ (8,500)	(59,172)	(124,253)	(77,415)
Unrealized holding gains on available for sale securities		0	0	2,818
Reclassification adjustment for gains on available for sale securities realized in net income taxes		0	0	2,818
Cost of revenues
Share-based compensation expense	(141)	(983)	(2,265)	(1,285)
Selling and marketing expenses
Share-based compensation expense	(934)	(6,502)	(8,866)	(4,863)
General and administrative expenses
Share-based compensation expense	(5,275)	(36,719)	(84,645)	(60,491)
Research and development expenses
Share-based compensation expense	$ (2,150)	¥ (14,968)	¥ (28,477)	¥ (10,776)